UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

859 Ward Drive
Goleta, California		93111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Jennifer Yi Boyer as an Executive Officer and Section 16 Officer

On July 24, 2025, the Board of Directors (the “Board”) of Inogen, Inc. (the “Company”) determined that based on the evolution of Jennifer Yi Boyer's role as Executive Vice President, Enterprise Enablement and Chief Human Resources Officer, the scope of Ms. Yi Boyer’s duties has increased to include significant policy making functions related to human resources, project management and other strategic initiatives. Due to this determination, the Board designated Ms. Yi Boyer as an “executive officer” of the Company as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as an “officer” as defined in Rule 16a-1(f) of the Exchange Act for purposes of Section 16 of the Exchange Act, effective July 28, 2025.

Ms. Yi Boyer, 51, has 29 years of strategic and transformational leadership experience with deep expertise in the areas of Talent Acquisition, Talent Development, Organization Effectiveness, Transformational Leadership, DEI (Diversity, Equity & Inclusion), Strategic Planning, Executive Development, and workforce planning. She has served as Executive Vice President, Enterprise Enablement and Chief Human Resources Officer of the Company since May 2025. Ms. Yi Boyer joined Inogen in February 2022 as Chief Human Resources Officer and has risen internally to her current role. Prior to joining Inogen, Ms. Yi Boyer served as Chief People Officer and Senior Vice President of Diversity, Equity and Inclusion at Fiscal Note from January 2021 to February 2022. She also held the positions of Chief Talent Officer at ACT from August 2011 to October 2020, Vice President Talent Strategies at Diversey, Inc. from October 2008 to August 2011, Vice President of Talent Development at CIT Group from May 2006 to October 2008, and in various other human resources and quality management roles across various industries from June 1996 to May 2006. Ms. Yi Boyer is a graduate of Cornell University, where she earned her Bachelor of Science, Hotel Administration and is a graduate of Seton Hall University, where she earned her Masters, Strategic Communication and Leadership. She also completed an executive leadership certificate at the JFK School of Government at Harvard University.

On July 25, 2025, the Company entered into, an appointment letter (the “Yi Boyer Appointment Letter”), effective July 28, 2025. Pursuant to the Yi Boyer Appointment Letter and her existing employment relationship, Ms. Yi Boyer will receive an annual base salary of $430,000 and her target annual performance bonus opportunity will remain 50% of her annual base salary.

In addition, the Company has entered into its standard form of indemnification agreement with Ms. Yi Boyer. The form indemnification agreement was filed with the Securities and Exchange Commission on November 27, 2013 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 and is incorporated herein by reference. Ms. Yi Boyer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such transactions currently proposed. There is no arrangement or understanding between Ms. Yi Boyer or any other person pursuant to which Ms. Yi Boyer was selected as an officer. There are no family relationships between Ms. Yi Boyer and any of the Company’s directors or executive officers.

Appointment of Mary Wright as Chief Accounting Officer and Designation as an Executive Officer and Section 16 Officer

On July 24, 2025, the Board appointed Mary Wright to serve as Chief Accounting Officer (“CAO”) of the Company, effective July 28, 2025. In connection with her appointment, the Board designated Ms. Wright as an “executive officer” of the Company as such term is defined in Rule 3b-7 of the Exchange Act and as an “officer” as defined in Rule 16a-1(f) of the Exchange Act for purposes of Section 16 of the Exchange Act. Michael Bourque, the Company’s Chief Financial Officer, will continue to serve as principal accounting and financial officer of the Company for purposes of the Company’s filings with the Securities and Exchange Commission.

Ms. Wright, 39, has 17 years of accounting and financial leadership experience. Most recently, Ms. Wright served as Vice President/Corporate Controller, Accounting of the Company from October 2024 and Vice President, Technical Accounting & Financial Reporting from July 2022. She joined Inogen in May 2015 and has risen internally to her current role. Prior to joining Inogen, Ms. Wright served in various roles of increasing seniority at Deloitte & Touche LLP. Ms. Wright is a graduate of Ohio University, where she earned her Bachelor of Business Administration, Accounting and International Business, and she is a member of the American Institute of Certified Public Accountants (AICPA).

On July 25, 2025, the Company entered into, an appointment letter (the “Wright Appointment Letter”), effective July 28, 2025. Pursuant to the Wright Appointment Letter and her existing employment relationship, Ms. Wright will receive an annual base salary of $312,000 and her target annual performance bonus opportunity will remain 35% of her annual base salary.

In addition, the Company has entered into its standard form of indemnification agreement with Ms. Wright. The form indemnification agreement was filed with the Securities and Exchange Commission on November 27, 2013 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 and is incorporated herein by reference. Ms. Wright has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such transactions currently proposed. There is no arrangement or understanding between Ms. Wright or any other person pursuant to which Ms. Wright was selected as an officer. There are no family relationships between Ms. Wright and any of the Company’s directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOGEN, INC.

Date:	July 29, 2025	By:	/s/ Michael Bourque
Michael Bourque Executive Vice President Chief Financial Officer Treasurer (Principal Accounting and Financial Officer)